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                              N/I NUMERIC INVESTORS
                                 family of funds

                   N/I NUMERIC INVESTORS Emerging Growth Fund
               (formerly the N/I NUMERIC INVESTORS Micro Cap Fund)
                        N/I NUMERIC INVESTORS Growth Fund
                       N/I NUMERIC INVESTORS Mid Cap Fund
                   N/I NUMERIC INVESTORS Small Cap Value Fund

                  (INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)


                         Supplement dated July 30, 2002
  to Prospectus and Statement of Additional Information dated December 18, 2001


Revisions relating to compliance with new Rule 35d-1 promulgated under the Investment Company Act of 1940.

         Throughout the prospectus and statement of additional information the name of the N/I NUMERIC INVESTORS Micro Cap Fund is changed to the N/I NUMERIC INVESTORS Emerging Growth Fund.

         The first paragraph under the caption "DESCRIPTIONS OF THE FUNDS - N/I NUMERIC INVESTORS MICRO CAP FUND - PRIMARY INVESTMENT STRATEGIES" on page 3 of the prospectus is revised as follows:

         Under normal circumstances, the Fund invests in common stock of companies with micro and small sized capitalizations, similar to companies represented in the Russell 2000 Growth Index, and higher than average forecast earnings growth rates. Numeric determines its stock selection decisions for this Fund primarily on the basis of its Growth Stock and Quality of Earnings Models. Considered, but of less importance, is the Fair Value Stock Model.

         The first paragraph under the caption "DESCRIPTIONS OF THE FUNDS - N/I NUMERIC INVESTORS GROWTH FUND - PRIMARY INVESTMENT STRATEGIES" on page 4 of the prospectus is revised as follows:

         Under normal circumstances, the Fund invests in common stock of companies with small and mid-sized capitalizations, similar to companies represented in the Russell 2500 Growth Index, and higher than average forecast earnings growth rates. Numeric determines its stock selection

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         decisions for this Fund primarily on the basis of its Growth Stock and
         Quality of Earnings Models. Considered, but of less importance, is the Fair Value Stock Model.

         The first paragraph under the caption "DESCRIPTIONS OF THE FUNDS - N/I NUMERIC INVESTORS MID CAP FUND - PRIMARY INVESTMENT STRATEGIES" on page 6 of the prospectus is revised as follows:

         Under normal circumstances, the Fund invests at least 80% of net assets (including borrowings for investment purposes) in common stock of companies with mid-sized capitalizations which the Fund defines as the 151st to the 1,000th largest companies (excluding American Depositary Receipts) as ranked by market capitalization. The Fund will notify shareholders sixty days in advance of any change in this policy. Numeric determines its stock selection decisions for this Fund based on its Growth Stock, Fair Value Stock and Quality of Earnings Models.

         The first paragraph under the caption "DESCRIPTIONS OF THE FUNDS - N/I NUMERIC INVESTORS SMALL CAP VALUE FUND - PRIMARY INVESTMENT STRATEGIES" on page 9 of the prospectus is revised as follows:

         Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in value-oriented common stock of companies with market capitalizations of $2.0 billion or less. The Fund will notify shareholders sixty days in advance of any change in this policy. Numeric determines its stock selection decisions for this Fund primarily on the basis of its Fair Value Stock and Quality of Earnings Models. Also considered, but of less importance, is the Growth Stock Model.

Revisions relating to a change in the transaction fee on certain redemptions of Fund shares.

         The second paragraph under the caption "REDEMPTION OF FUND SHARES" on page 15 of the prospectus is revised as follows:

         You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone or via the Internet. There is no charge for a redemption. However, effective July 31, 2002, if you redeem Shares held for less than one year, a transaction fee of 2.50% of the net asset value of the Shares redeemed at the time of the redemption will be charged. Shares purchased during the period prior to July 31, 2002 and ending on December 18, 2001 which are held for less than one year are subject to a transaction fee of 1.50% of the net asset value of all such shares upon redemption. This additional transaction fee is paid to the affected Fund, not the adviser, distributor or transfer agent as reimbursement for transaction costs

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         associated with redemptions. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed.

         The paragraph under the caption "TRANSACTION FEE ON CERTAIN REDEMPTIONS OF THE FUNDS" on page 16 of the prospectus is revised as follows:

         Effective July 31, 2002, the Funds require the payment of a transaction fee on redemptions of Shares held for less than one year equal to 2.50% of the net asset value of such Shares redeemed at the time of redemption. Shares purchased during the period prior to July 31, 2002 and ending on December 18, 2001 which are held for less than one year are subject to a transaction fee of 1.50% of the net asset value of all such shares upon redemption. This additional transaction fee is paid to each Fund, not to the adviser, distributor or transfer agent. It is not a sales charge or a contingent deferred sales charge. The fee does not apply to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. In addition, redemptions resulting from IRS minimum distribution requirements or the death of a shareholder are excluded from the fee. The additional transaction fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the Shareholders who engage in it. These costs include: (1) brokerage costs; (2) market impact costs--i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (3) the realization of capital gains by the other shareholders in each Fund; and (4) the effect of the "bid-ask" spread in the over-the-counter market. The 2.50% amount represents each Fund's estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Funds. The Company reserves the right, at its discretion, to waive, modify or terminate the additional transaction fee.